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                                                                 EXHIBIT 10.25

                                   Kennywood

                                   Front Gate
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                                    AGREEMENT

This Agreement is between: RX TechnologySM
                           P.O. Box 9112
                           Mandeville, LA 70470-9112
                           United States of America
                           Phone: (504) 727-9412

                   and

                           Kennywood Entertainment Partners, L.P. ("The Park") 4800 Kennvwood Boulevard
                           West Mifflin, PA 15122-2399

This Agreement conceRXs the fuRXishing of a photosystem(s) by RX TechnologySA" to "The Park" for a ride(s) known as:

                          1. Log Jammer
                          2. Front gate system utilizing digital cameras to
                             co-exist with ride photo system

1.Responsibilities

      1.1 RX TechnologySM

            A. Provide a Theme Park photosystem(s) each comprising of:

                   1) Complete photo-imaging system
                   2) Video camera(s),
                   3) Printers,
                   4) Color display monitors,
                   5) Electronic Point of Sale (POS) units,
                   6) Cash registers,
                   7) A suitable trigger source to detect the ride and
                   8) Suitable flash/lighting units.

            B. Provide video cables from the camera pole to the photobuilding.

            C. Provide backup equipment for unexpected equipment malfunction, thereby avoiding prolonged delay in repair. Backup equipment required to be determined by RX TechnologySM

             D.    Properly and completely install the photosystem(s).

            E. Provide technical support and maintenance to ensure proper functioning of the photosystem, to the best of its ability.

            F Provide complete initial training of the staff, including support after opening.

                                        -Page l of 6-
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            G.    Provide generic white folders for the photographs. Folders must allow fast insertion of the photographs by the sales staff.

            H. Provide "The Park" with operational and troubleshooting guides.

            I. Supply the print media and ink cartridges for the video printers. RX TechnologySM to be the sole supplier of all video printer paper.

            J. Supply register paper rolls and ink cartridges for sales register printers.

      1.2 "The Park"

            A. Provide liability and general business insurance coverage for the photobuildings and its contents.

            B. Conduct all routine accounting procedures. These procedures include any submission of taxes to state and local agencies and the preparation of weekly sales and revenue figures.

            C.    Staff and operate all RX TechnologySM photosystem operations.

            D. Provide a suitable building, its themeing and signage. Provide signage for photo sales.

            E. Supply electrical wiring from the sales building to the camera pole with the breaker switch located in the sales area.

            F. Supply electrical wiring to the sales building and separate circuit breakers as detailed in guidelines provided by RX TechnologySM

            G. Provide an electrician or other park employee or contractor to lay and pull cables, put up lights, etc. under instruction and supervision of RX Technology.

            H. Provide and install a direct telephone line to the sales building.

            I. Purchase and install a suitable pole(s) - for the camera, flash units and trigger sensor.

            J. Supply trunking/conduit of at least 2 inches in inteRXal diameter and install it between the sales building and the camera site, above or below the ground.


                                  -Page 2 of 6-
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      2. Terms and Conditions

            A. The length of this Agreement is to be for a priod of 4 years. RX TechnologySM agrees to ensure that the photosystem(s) is updated, to the best of its ability. "The Park" agrees to ensure that the ride(s) is kept updated as appropriate.

            B. In the event a ride is closed RX TechnologySM and the Park may elect to reposition the system. Modification and changes required will be negotiated at the then current time and materials charges.

            C. Both parties agree that neither shall be held liable for loss of income due to ride or system malfunction.

            D. "The Park" will use its own banking method and security when depositing monies taken in payment of the photographs sold. RX TechnologySM share of the revenue will be sent on a weekly basis to RX TechnologySM at P.O. Box 1117, Fort Worth, TX 76101.

            E. The selling price of the photographs shall be determined by mutual agreement between "The Park" and RX TechnologySM It is agreed that the selling price can vary throughout the season.

            F. Due to any unforeseen circumstances if ridership results in less than an average of 50 prints per day over a 2 week period, RX Technology~M retains the option to withdraw the photosystem to RX.

            G. Upon termination of this Agreement, RX TechnologySM shall remove its property from park grounds.

            H. Upon termination of the summer season RX TechnologySM shall remove its property from park grounds and re-install and test at the beginning of the next season. We will perform routine maintenance on the equipment and update as required.

            I. WHEREAS, KBK Financial, Inc. ("KBK"), a Delaware corporation, located at 301 Commerce Street, 2200 City Center II, Fort Worth, Texas 76102, has loaned funds to RX which is secured by, among other things, the Equipment (as defined in the Agreement) used by RX in the Shop (KBK's loan to RX is hereafter called the "Loan"); and

                  WHEREAS, The Park and RX desire to amend the Agreement to provide KBK with certain rights in the Equipment in the event RX defaults on the Loan;

                  NOW, THEREFORE, The Park and RX agree as follows:

                  Notwithstanding anything to the contrary herein, upon the occurrence of an event of default under the documents (collectively, the "Loan Documents:") evidencing, governing and securing certain loan or loans made by KBK, Financial, Inc. ("KBK") to RX which is secured by, among other things, the Equipment owned and provided by RX (the "RX Equipment"), and KBK promptly notifies The Park of such default, at the expiration or prior termination of the Agreement, KBK shall be entitled to promptly remove the RX Equipment from the Park, except that The Park Trademarks of The Park `Affiliates'


                                  -Page 3 of 6-

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                                    Exhibit D


                                Exclusive Rights

If exclusive rights are agreed upon, describe carefully here. If not, delete the bracketed text in the Agreement, delete this Exhibit and re-title Exhibits E and F as D and E, respectively. Re-title references to these Exhibits in text of Agreement also.


N/A



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                                    Exhibit E

                                    Equipment

                   Description
                   -----------

                   Portable Themed Building
                   RX Technology Video Equipment
                   Multi-shot flash System, Multiple shot flash burst
                   RX Technology Super Sensor to trigger picture taking RX Technology Trigger Control Unit Video Printers
                   RX Technology POS Sales Station RX Technology Imaging
                      Computer System
                   RX Technology Camera Equipment at Pole

                                    Exhibit F

                                Early Termination
                                -----------------

                                    Exhibit G

                            SIX FLAGS GREAT ADVENTURE
                                 ROUTE 537, P.O. BOX 120
                      Telephone #(732) 928-2000 Fax #(732) 833-0204

                            CERTIFICATE OF INSURANCE

                          COMPANIES AFFORDING COVERAGE

  COMPANY                                COMPANY
  LETTER A                               LETTER D

  COMPANY                                COMPANY
  LETTER B                               LETTER E

  COMPANY                                COMPANY
  LETTER C                               LETTER F

  COVERAGES

THIS CERTIFICATE IS TO CERTIFY TO SIX FLAGS ______ OR ANY SUBSIDIARIES HEREAFTER REFERRED TO AS "SIX FLAGS" THAT POLICIES DESCRIBED BELOW HAVE BEEN ISSUED TO THE INSURED BY THE UNDERSIGNED AND ARE IN FULL FORCE AND EFFECT AT THIS TIME. IF ANY CHANGES ARE MADE IN THE POLICIES WHICH EFFECT THE INTEREST OF SIX FLAGS OR IF ANY OF THE POLICIES ARE CANCELED AT THE REQUEST OF EITHER PARTY, WRITTEN NOTICE WILL BE GIVEN BY THE INSURANCE COMPANY TO SIX FLAGS
AT LEAST THIRTY (30) DAYS PRIOR TO THE EFFECTIVE DATE THEREOF.

--------------------------------------------------------------------------------------------------
  CO.          TYPE OF INSURANCE           POLICY   EFFE. EXP.    LIMITS IN THOUSANDS
  LTR.                                     NUMBER   DATE  DATE
--------------------------------------------------------------------------------------------------
        WORKERS COMPENSATION                                      STATUTORY
        EMPLOYERS LIABILITY (NOTE 1)                              EA. ACCIDENT          $____
      o CERTIFICATE HOLDER NAMED ALT                              DISEASE-POLICY LIMIT  $____
        EMPLOYER                                                  DISEASE EA. EMPLOYEE  $____
--------------------------------------------------------------------------------------------------
        GENERAL LIABILITY (NOTE 2)                                GENERAL AGG.          $____
      o COMPREHENSIVE GENERAL LIABILITY                           PRODUCT-COMP/OPS AGG  $____
      o CLAIMS MADE OCCURRENCE                                    PERSONAL & ADV.INJURY $____
      o CERT. HOLDER NAMED ADDNL. INSURED                         EACH OCCURRENCE       $____
      o WAIVER OF SUBROGATION WAIVED
        AGAINST CERT. HOLDER                                      FIRE DAMAGE
      o HOLD HARMLESS AGREEMENT WITH CERT.                        (ANY ONE FIRE)        $____
        HOLDER INSURED                                            MEDICAL EXPENSE
      o PROFESSIONAL LIABILITY                                    (ANY ONE PERSON)      $____
--------------------------------------------------------------------------------------------------
      o AUTO LIABILITY                                            COMBINED SINGLE LIMIT $____
      o ANY AUTO                                                  BODILY INJURY
      o ALL OWNED                                                 (PER PERSON)          $____
      o SCHEDULED AUTOS                                           BODILY INJURY
      o CERT. HOLDER NAMED ADDNL. INSURED                         (PER ACCIDENT)        $____
      o WAIVER OF SUBROGATION AGAINST
        SIX FLAGS
--------------------------------------------------------------------------------------------------

            Trademarks shall be removed from the RX Equipment and remain at the Park, and KBK shall quit and surrender the photobuildings in the Park in good condition, reasonable wear and tear expected. Unless The Park and KBK otherwise agree, if [(BK fails to remove the RX Equipment from the Park within five (5) days after KBK receives written notice of the termination of this Agreement, then [(BK shall be deemed to have abandoned such property and title to the same shall at that time vest in the Park. Any costs and expenses incurred by The Park in removing such abandoned property (including the reasonable value of the services rendered by the Park employees in connection therewith) shall be paid to The Park by [(BK promptly following demand therefore.

            In the event RX defaults on the Loan Documents prior to the expiration or other termination of the Agreement, and [(BK promptly notifies The Park of this fact, the Park shall thereafter place the share of Gross Revenue that is owed and owing to RX pursuant to
            Section 4 of the Agreement in an escrow fund pending either (I) final determination by [(BK and RX as to what should be done with such funds, or (ii) receipt of an appropriate court order directing The Park on how to distribute RX's share of the Gross Revenue.

3. General Statement

      A. All revenue produced by the use of the photosystem(s) supplied by RX TechnologySM are to be divided between RX TechnologyA'" and "The Park" as agreed.

      B. RX TechnologySM agrees to license the use of its technology in "The Park" with no additional fees other than those described in this Agreement.

      C. Installation dates of the photosystem equipment on the aforementioned rides is to be determined based upon availability of the sales building and completion of construction and electrical requirements. Target opening date is Spring 2000.

4. Revenue Distribution

            The gross revenue calculation is to be based on the formula used in the following example:

                       THESE $ AMOUNTS ARE USED AS AN EXAMPLE ONLY

             Total Sale                                   $8.50
                                   -less 7% sales tax     $ .55
                                                          -----
             Retail Sales Price                           $7.95
             Less folder                                  $ .24
             Less print media                             $ .65
             Less Photobooth sales staff                  $ .50
             Total After Expenses                         $6.56
             50% to The Park                              $3.28
             50% to RX Tecbnology                         $3.28


                                  -Page 4 of 6-
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5. Property Rights

      A. RX TechnologySM will retain ownership of those parts of the photosystem(s) that it supplies at all times throughout the duration of this Agreement and afterwards.

      B. "The Park" will retain ownership of those parts of the photosystem(s) that it supplied, as detailed in this Agreement, at all times throughout the duration of this Agreement and afterwards.

6. System Operation

      A. "The Park" understands and agrees to leave the RX TechnologySM photosystem equipment on at all times; 24-hours a day, 7 days a week -- including days when "The Park" is not open to the public. Staff will be instructed to leave the system in a "sleep" mode before leaving each day.

      B. Proper care and handling of the RX TechnologySM photosystem will prevent unnecessary malfunctions. It is imperative that our manuals and guides be closely adhered to by all Park staff at all times.

7. Acceptance

      A. This Agreement, when signed by both parties as indicated herein, shall constitute the entire Agreement relating to the supply of a ride photosystem(s) and shall supersede all prior representations or contracts relating thereto and not incorporated in this Agreement. No modification or waiver of this Agreement shall be valid unless made in writing and signed by an authorized officer or representative of each party.

      B. "The Park" has been made aware of this Agreement and grants the authority to engage in aforementioned business activities with RX Technology5M. A representative of "The Park" shall acknowledge this Agreement by signing where indicated below.

      8. Notices

            All notices required or permitted to be given hereunder shall be in writing and personally delivered or sent by courier or registered or certified mail, postage prepaid, return receipt requested, addressed as listed below.


                                  -Page 5 of 6-

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9. Force Majeure

      Neither party shall be liable to the other for delay or failure to comply with the provisions of this Agreement when such is caused by strikes, other labor difficulties, wars, fires, floods, explosions, earthquakes, goveRXment regulations, shortages in material, or any other reasonable cause beyond either party's control.


Signed for and on behalf of:                Signed for and on behalf of:

RX TechnologySM Inc.                       Kennywood Partners, L.P.
P.O. Box 9112                               4800 Kennywood Boulevard
Mandeville, LA. 70470-9112                  West Mifflin, PA 15 122-2399

Slgned     /s/ Donald Rex Gay               Signed       [ILLEGIBLE]
      -----------------------------               -----------------------------
Print Name   Donald Rex Gay                 Print Name   [ILLEGIBLE]
        ---------------------------                   -------------------------
Date    Dec 15, 1999                        Date          12-16-99
    -------------------------------             -------------------------------


                                  -Fage 6 of 6-